Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
ASSETS
Held to maturity securities, fair value	$ 28,701	$ 47,526
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	150,000,000	150,000,000
Capital stock, shares issued (in shares)	99,998,482	99,214,382
Treasury stock, at cost (in shares)	3,709,171	3,434,205